Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AgEagle Aerial Systems, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicole Fernandez-McGovern, Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2022

/s/ Nicole Fernandez-McGovern
Nicole Fernandez-McGovern
Chief Financial Officer (Principal Financial Officer), Executive Vice President of Operations and Secretary